FOLDERA, INC.

2005 STOCK OPTION PLAN, AS AMENDED

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Name
Address

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:	__________________

Exercise Price per Share:	$_________

Total Number of Shares Granted:	__________

Total Exercise Price:	$_____________

Type of Option:	____ Incentive Stock Option
___ Nonstatutory Stock Option

Term/Expiration Date:	____________________

Vesting Schedule: This Option shall be vested, in whole or in part, according to the following schedule:

Date	Option Shares

_____________	__________

In addition, the Option may be subject to vesting acceleration upon certain events as provided in Section 2(c) of the Option Agreement.

Vesting pursuant to this Vesting Schedule is subject to Optionee providing services to the Company as a Service Provider continuously from the Grant Date to each such vesting date.

II.	AGREEMENT

1. Grant of Option. The Plan Administrator of the Company hereby grants to the person (the "Optionee") named in the Notice of Stock Option Grant (the “Grant Notice”), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)  Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c) Vesting Acceleration. Upon the consummation of a Change in Control (as defined in Section 10 below), or the involuntary termination of Optionee as a Service Provider (other than for Cause, as defined in Section 10 below), all unvested options, if any, of Service Provider shall become vested and exercisable.

3. Term. Optionee may not exercise the Option before the commencement of its term or after its term expires. During the term of the Option, Optionee may only exercise the Option to the extent vested. The term of the Option commences on the Date of Grant and expires upon the earliest of the following:

(a) With respect to the unvested portion of the Option, upon voluntary termination of Optionee’s continuous service to the Company as a Service Provider;

(b) With respect to the vested portion of the Option, twenty-four (24) months after the termination of Optionee’s continuous service to the Company as a Service Provider for any reason other than your Disability or death;

(c) With respect to the vested portion of the Option, twenty-four (24) months after the termination of Optionee’s continuous service to the Company as a Service Provider due to your Disability or death;

(d) Immediately prior to the close of certain corporate transactions, pursuant to Section 11(c) of the Plan;

(e) The Term/Expiration Date provided in the Notice of Grant; or

(f) The day before the tenth (10th) anniversary of the Date of Grant.

4. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in a form satisfactory to the Company.

5. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash or check;

(b) consideration received by the Company under a cashless exercise program adopted by the Company in connection with the Plan;

(c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for such period of time on the date of surrender that will avoid a compensation expense for financial accounting purposes, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(d)  at the Company’s discretion, cancellation of a number of Shares subject to the Option which have vested and are being exercised equal to the largest number of whole Shares that has a Fair Market Value that does not exceed the aggregate Exercise Price.   With respect to any remaining balance of the aggregate Exercise Price, the Company shall accept a cash payment from the Optionee. The Shares used to pay the aggregate Exercise Price under this provision will be considered to have resulted from the exercise of the Option, and accordingly, the Option will not again be exercisable with respect to such Shares.

7. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. Tax Obligations.

(a) Tax Consequences. The Optionee acknowledges that Optionee is solely responsible for the tax consequences of receiving the grant of this Option, exercising this Option and the transfer or disposal of any Shares received upon the exercise of this Option. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(b) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(c)  Share Withholding. Unless otherwise agreed by the Optionee and the Company in writing, the Company, in compliance with any applicable legal conditions or restrictions, may, in its sole discretion, withhold from fully vested Shares purchased through the exercise of the Option, otherwise deliverable to Optionee through the exercise of the Option, a whole number of Shares having a Fair Market Value, as determined by the Company as of the date of exercise, not in excess of the amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid adverse financial accounting treatment). To the extent that the withholding of the Shares is less than the tax withholding amount, the Optionee agrees to pay the remainder of the tax withholding in cash or check or to have such amount withheld by the Company from the Optionee’s compensation through payroll and any other amounts payable to Optionee.

(d)  Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10. Definitions.

(a) “Cause” shall, with respect to the Optionee, have the equivalent meaning or the same meaning as “cause,” “for cause” or any equivalent term set forth in any employment, consulting, or other agreement for the performance of services between the Optionee and the Company or any Subsidiary or, in the absence of any such definition in such agreement, such term shall mean (i) the Optionee’s (1) willful failure to perform his material duties as an employee of the Company or a material breach of a material term of this Agreement and (2) failure to “cure” any such breach or default within thirty (30) days after receipt of written notice from the Company specifying such breach or default and the specific steps necessary to cure such breach or default; (ii) the commission of an act of fraud, embezzlement or material dishonesty that results in substantial personal enrichment to the Optionee; (iii) the Optionee’s conviction of, or plea of nolo contendere to a felony; (iv) the Optionee’s gross negligence or breach of fiduciary duty that results in material harm to the Company; (v) the material breach of a material term of the Optionee’s confidential information and invention assignment, non-solicitation, non-disclosure and/or other similar agreement with the Company or any Subsidiary or (vi) the commission of an act which constitutes competition with the Company or any of its Subsidiaries.

(b) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

(i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Richard Lusk or Suyen Castellon or Vision Opportunity Master Fund, obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

(ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, fifty percent (50%) or more of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(c)“Good Reason” shall, with respect to any Optionee, have the equivalent meaning (or the same meaning as “good reason,” “constructive termination,” “for good reason” or any equivalent term) set forth in any employment, consulting or other agreement for the performance of services between the Optionee and the Company or any Subsidiary or, in the absence of any such definition in such agreement, such term shall mean (i) the assignment to the Optionee of any duties inconsistent in any material respect with the Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or any Subsidiary, or any other action by the Company (or any Subsidiary) which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or any Subsidiary) promptly after receipt of notice thereof given by the Optionee. For purposes of clarification, if, after a Change in Control, the Optionee does not have the same title and position with the successor entity, or, if applicable, its ultimate parent, then the Optionee will have suffered a material diminution of Optionee’s duties which will qualify as Good Reason pursuant to this paragraph; (ii) any failure by the Company (or any Subsidiary) to comply with its material obligations to the Optionee as provided in any written agreement between the Optionee and the Company, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or any Subsidiary) promptly after receipt of notice thereof given by the Optionee; (iii) the Company’s (or any Subsidiary’s) requiring the Optionee to be based at any office or location more than thirty-five (35) miles from the location of employment as of the date immediately prior to the Change in Control, except for travel reasonably required in the performance of the Optionee’s responsibilities; or (iv) any reduction in the Optionee’s base salary.

11. Entire Agreement, Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

12. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUNG AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	FOLDERA, INC.

Signature	By

Print Name	Title

Residence Address